Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT dated as of September 26, 2014 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 2, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the “Borrower”), the Lenders party thereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent and an Issuing Bank, and THE BANK OF NOVA SCOTIA, as Revolving Agent, a Swingline Lender and an Issuing Bank.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Credit Agreement be amended, and the undersigned Lenders are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows.

SECTION 1. Defined Terms. Capitalized terms used and not defined herein, including in the recitals hereto, have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment of Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is amended by deleting the definition of “Financial Covenant Event of Default” in its entirety.

(b) Section 1.01 is amended by amending and restating the definition of “Financial Covenant” in its entirety as follows:

“Financial Covenant” shall mean for any Test Period, the Consolidated Leverage Ratio of the Borrower and its Restricted Subsidiaries set forth below opposite the date which is the last day of the applicable Test Period:

Test Period Ending	Ratio
on or prior to January 3, 2015	5.00:1.00
on April 4, 2015	4.75:1.00
on July 4, 2015 and thereafter	4.50:1.00

and each reference herein to “compliance on a Pro Forma Basis” with the Financial Covenant shall mean that the Consolidated Leverage Ratio at the end of the applicable Test Period, on a Pro Forma Basis, does not exceed the ratio so set forth.

(c) Section 4.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved]”

(d) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved]”

(e) Section 7.01(d) of the Credit Agreement is hereby amended and restated as follows:

“the Borrower or any of its Restricted Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a) (with respect to the Borrower), 5.05(a)(i), 5.08 or Article VI;”

(f) Section 7.01 is hereby amended by amending and restating the final paragraph thereof in its entirety as follows:

“then, and in any such event, (A) if such event is an Event of Default with respect to the Borrower described in paragraph (h) or (i) of this Section, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.”

SECTION 3. No Future Amendment of the Financial Covenant. The undersigned Lenders acknowledge and agree that no future amendment, modification, supplement or waiver of the Financial Covenant may be effected pursuant to clause (C) of the final paragraph of Section 9.02(b) of the Credit Agreement.

SECTION 4. Representations and Warranties. To induce the undersigned Lenders to enter into this Agreement, the Borrower represents and warrants as set forth below:

(a) this Agreement (i) has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law); and

(b) on the Amendment Effective Date, (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, in each case on and as of such date, with the same effect as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representatives and warranties will be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness of this Agreement. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied.

(a) The Administrative Agent (or its counsel) shall have received from the Borrower and Lenders constituting the Required Revolving Lenders either (i) counterparts of this Agreement signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission of a signed signature page of this Agreement) that such parties have signed counterparts of this Agreement.

(b) The Borrower shall have notified the Administrative Agent pursuant to Section 2.08(b) and (c) of the reduction of the Revolving Commitments to $50,000,000 in the aggregate, and such reduction shall have become effective.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 6. Expenses. The Borrower agrees to pay to the Administrative Agent in immediately available funds all reasonable and documented or invoiced out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel) incurred in connection with this Amendment.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic imaging) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 10. Full Force and Effect; Limited Amendment. (a) Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their terms.

(b) From and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall refer to the Credit Agreement as amended hereby.

(c) This Amendment is a Loan Document within the meaning of the Credit Agreement.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.,

by	/s/ Nicholas P. Hotchkin
Name:	Nicholas P. Hotchkin
Title:	Chief Financial Officer

Name of Revolving Lender: SCOTIABANC, INC.,

by	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Name of Revolving Lender: BANK OF AMERICA, N.A.

by	/s/ Steven J. Melicharek
Name:	Steven J. Melicharek
Title:	Senior Vice President

Name of Revolving Lender: HSBC BANK USA NATIONAL ASSOCIATION

by	/s/ Varun Gupta
Name:	Varun Gupta
Title:	Vice President

Name of Revolving Lender: U.S. BANK, NATIONAL ASSOCIATION

by	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Senior Vice President